SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549
                        -----------------------


                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



                                 MAY 22, 1997
                                 ------------
               Date of Report (Date of earliest event reported)



                             CHATEAU COMMUNITIES, INC.
                             ------------------------
            (Exact Name of Registrant as Specified in its Charter)



                       MARYLAND    001-12496    38-3132038
                       --------    ---------    ----------
(State of Organization)(Commission File Number)(IRS Employer Identification Number)




                            6430 SO. QUEBEC STREET
                              ENGLEWOOD, CO 80111
                              -------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                (303) 741-3707
                                --------------
             (Registrant's telephone number, including area code)



                             CHATEAU PROPERTIES, INC.
                             -----------------------
         (Former Name or Former Address, if Changed Since Last Report)












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ITEM 5.  OTHER EVENTS

      On May 22, 1997, the Registrant amended its charter to affect a change in the name of the corporation, from Chateau Properties, Inc. to Chateau Communities, Inc. Additionally, the Registrant amended its charter to, among other things, increase the total number of shares of capital stock of the Registrant authorized for issuance. Reference is made to the copy of the Articles of Amendment, filed with the Maryland Department of Assessments and Taxation on May 22, 1997, annexed hereto as Exhibit 3, for information regarding these amendments.


ITEM 7.  EXHIBITS.

EXHIBIT NO.       DESCRIPTION OF DOCUMENT
----------        -----------------------
    3             Articles of Amendment, filed with the Maryland Department  of
                  Assessments and Taxation on May 22, 1997.





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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 1997           CHATEAU COMMUNITIES, INC.



                              By:  /s/Gary P. McDaniel
                                   -------------------
                                   Gary P. McDaniel
                                   President and Chief Executive Officer




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                               Exhibit 3

                           CHATEAU PROPERTIES, INC.

                             ARTICLES OF AMENDMENT


            Chateau Properties, Inc., a Maryland corporation, having its principal office in Baltimore County, Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST:  The charter of the Corporation, is hereby amended as follows:
      -----

      (a)   Article  I  is hereby deleted in its  entirety  and  the  following
Article I is inserted in its place.

                                   ARTICLE I

                                     NAME
                                     ----

              The name of the corporation (the "Corporation") is:

                           Chateau Communities, Inc.

      (b) Section 1 of Article IV is hereby deleted in its entirety and replaced with the following:

            Section 1.  AUTHORIZED SHARES.  The total number of shares of stock
                        -----------------
      that the Corporation has authority to issue is 92,000,000 shares, of which 90,000,000 are shares of Common Stock, $.01 par value per share ("Common Stock"), and 2,000,000 shares are shares of Preferred Stock, $.01 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $920,000.00. The Board of Directors may classify or reclassify any authorized but unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

      (c) Section 3 of Article IV is hereby deleted in its entirety and replaced with the following:

            Section 3.  ISSUANCE  OF  CAPITAL STOCK.  The power of the Board of
                        ---------------------------
      Directors to classify and reclassify any of the authorized but unissued shares of capital stock shall include, without limitation, subject to the express terms of any other class or series of capital stock outstanding at the time and subject to the provisions of Article VI regarding Excess Stock, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, to increase or decrease such shares once classified and to issue such stock, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of shares of any class or series of stock to be designated, the Board of Directors by resolution shall designate that class or series to distinguish it from all other classes or series of stock of the Corporation, shall specify the number of shares to be included in the class or series and, subject to the express terms of any other class or series of capital stock outstanding at the time and subject to the provisions of Article VI regarding Excess Stock, shall set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to ownership, dividends or other distributions, qualifications and terms or conditions of redemption of the shares of such class or series of capital stock.


      SECOND:  The changes effected by  the  foregoing amendments to Article IV
      ------
      are as follows:

                                     4
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      (a)   As of immediately before this Amendment  the total number of shares of stock of all classes which the Corporation has authority to issue is 32,000,000 shares, of which 30,000,000 are shares of Common Stock, $.01 par value per share, and 2,000,000 are shares are shares of Preferred Stock, $.01 par value per share.

      (b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 92,000,000 shares, of which 90,000,000 are shares of Common Stock, $.01 par value per share, and 2,000,000 shares are shares of Preferred Stock, $.01 par value per share.

      (c) The aggregate par value of all shares having a par value is $320,000.00 before this Amendment and $920,000.00, as amended.

      (d) The shares of stock of the Corporation are divided into classes, but the descriptions of each class of stock of the Corporation are not changed by this Amendment.

      THIRD:  This Amendment to the charter of the Corporation has been advised
      -----
and approved by the Board of Directors and approved by the stockholders of the Corporation as required by law.



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          IN WITNESS  WHEREOF,  Chateau  Properties,  Inc.,  has  caused this
Amendment to be signed in its name and on its behalf by its President and witnessed by its Secretary on May 22, 1997.

WITNESS:                             Chateau Properties, Inc.





 /s/ Tamara D. Fischer                    By: /s/ C.G. Kellogg
----------------------                        ----------------
Secretary                                     President





            THE UNDERSIGNED, President of Chateau Properties, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                                /s/ C.G. Kellogg
                                                ------------------------------
                                                President



                                     6

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